UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ❑

Check the appropriate box:

❑	Preliminary Proxy Statement

❑	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

❑	Definitive Proxy Statement

☒	Definitive Additional Materials

❑	Soliciting Material Pursuant to §240.14a-12

Qorvo, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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❑	Fee paid previously with preliminary materials.

❑	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

QORVO, INC. C/O BROADRIDGE PO BOX 1342 BRENTWOOD, NY 11717
Your Vote Counts!
QORVO, INC.
2022 Annual Meeting
Vote by August 8, 2022 11:59 PM EDT
D87065-P76682
You invested in QORVO, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on August 9, 2022.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
Smartphone users
Point your camera here and vote without entering a control number
Vote in Person at the Meeting*
August 9, 2022
8:00 a.m. Central Daylight Time
Location:
Hotel Crescent Court 400 Crescent Court Dallas, TX 75201
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
Board Recommends
1. ELECTION OF DIRECTORS
Nominees:
01) Ralph G. Quinsey 04) Jeffery R. Gardner 07) Roderick D. Nelson For 02) Robert A. Bruggeworth 05) John R. Harding 08) Dr. Walden C. Rhines 03) Judy Bruner 06) David H. Y. Ho 09) Susan L. Spradley
2. To approve, on an advisory basis, the compensation of our Named Executive Officers (as defined in the proxy statement). For
3. To approve the Qorvo, Inc. 2022 Stock Incentive Plan. For
4. To ratify the appointment of Ernst & Young LLP as Qorvo’s independent registered public accounting firm for the fiscal year ending April 1, 2023. For
D87066-P76682